UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2018

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. William T. End, a Class I Director and Lead Director, retired from the IDEXX Laboratories, Inc. (the “Company” or “IDEXX”) Board of Directors (the “Board”) immediately following the expiration of his term on May 9, 2018, the date of the Company’s 2018 annual meeting of shareholders (the “Annual Meeting”). In accordance with the Company’s amended and restated by-laws, the Board reduced the size of the Board to eight and the size of Class I to two members, effective upon Mr. End’s retirement from the Board.

Also, on May 9, 2018, the independent Board members elected Mr. Lawrence D. Kingsley, a Class II Director, as its Lead Director effective immediately.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, the Company held its Annual Meeting, at which a quorum was present in person or by proxy.

At the Annual Meeting, shareholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March 29, 2018, (the "Proxy Statement"): (1) the election of two Class I directors for terms expiring at the 2021 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; (3) the adoption of the 2018 Stock Incentive Plan; and (4) the approval, on an advisory basis, of the compensation of the Company's named executive officers as presented in the Company's proxy statement delivered to shareholders in connection with the Annual Meeting.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Bruce L. Claflin	65,796,031	3,812,955	78,131	8,740,277
Daniel M. Junius	69,135,946	473,007	78,164	8,740,277

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm

For	77,560,720
Against	821,135
Abstain	45,539
Broker Non-Votes	N/A

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Proposal Three:	Adoption of the 2018 Stock Incentive Plan

For	60,440,724
Against	9,180,845
Abstain	65,548
Broker Non-Votes	8,740,277

Proposal Four:	Advisory Vote to Approve Executive Compensation

For	66,761,624
Against	2,835,428
Abstain	90,065
Broker Non-Votes	8,740,277

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 15, 2018	By:	/s/ Jacqueline L. Studer
Jacqueline L. Studer
Corporate Vice President, General Counsel and Secretary

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